UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06143

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Global Fixed Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2007 to October 31, 2008

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2008

■  CREDIT SUISSE
GLOBAL FIXED INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2008; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report
October 31, 2008 (unaudited)

December 1, 2008

Dear Shareholder:

Performance Summary
11/01/07 – 10/31/08

Fund and Benchmark	Performance
Common Class[1]	(6.29)%
Advisor Class[1]	(6.34)%
Class A1,2	(6.63)%
Class C1,2	(7.25)%
Barclays Capital Global Aggregate Bond Index[3]	(2.57)%

Performance for the Fund's Class A and Class C Shares do not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market Review: A volatile period worldwide

The 12-month period ended October 31, 2008, was a miserable one for financial markets. Markets have endured extraordinary levels of volatility as the U.S. housing market, the banking crisis, inflation and commodity prices have dominated the environment. The correction in the credit markets has been far deeper and more prolonged than expected. In fact, credit spreads in some cases are back to levels not seen since the early part of the 20th century. In this climate of risk aversion the only beneficiaries are major government bond markets and cash.

Repercussions from the U.S. housing recession reverberated across the globe. Demand fell as higher energy bills and falling house prices eroded the spending power of the U.S. consumer. Additionally, with the real economy in decline, the financial markets were unable to divest the "toxic debt" of sub-prime mortgages and became virtually paralyzed following the collapse of the investment banking firm, Lehman Brothers, in September 2008.

Volatility levels rose as equity markets sold off sharply. The subsequent flight to quality was beneficial to the government bond market as investors fled from riskier asset classes. On the other hand, conditions in the investment grade credit sector deteriorated significantly as liquidity dried up and spreads widened dramatically. And the increasing systemic pressure, caused by banks reluctant to lend to one another, resulted in dramatic increases in the cost of borrowing.

Around the world, various monetary and fiscal measures were announced in an attempt to restore order to markets. Emergency intervention by global

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

central banks was necessary to give banks access to short term funding as institutions refused to lend to one another for fear of more banks collapsing.

Strategic Review and Outlook: Expect a rotation in growth

For the annual period ended October 31, 2008, although the Fund was focused in the best performing dollar-bloc and UK markets, this did not compensate fully for its underweight exposure to government bonds. Additionally, within the investment grade holdings, our underweight allocation in the mortgage sector helped the portfolio despite a slight overweight in financials. And, while active currency trading added some value, it was partially eroded by poor positioning along the yield curve, specifically, a lack of long-term U.S. Treasuries.

The period was characterized by a sharp divergence between government and corporate bond returns and liquidity remained poor throughout the period as a re-pricing of risk caused spreads to widen while default fears rose.

In terms of asset allocation, the Fund was primarily focused in the best performing dollar-bloc and UK markets, while positions in Europe and Japan were below the benchmark weighting for most of the period. This was designed to allow the Fund to take advantage of the relative decline in U.S. growth (and increase in bond prices) over the past year. The Fund held an underweight exposure to government bonds and, within the corporate sector, had a slight overweight bias to financial firms while agency and mortgage-backed securities had an underweight bias.

For the period, in terms of currency, the Fund was active in the foreign exchange market. We took advantage of a decline in the trend of Sterling against the Euro and traded the range of the Japanese Yen during periods of heightened risk aversion.

In our opinion, the deterioration of the real economy combined with the increase in systemic risk has resulted in a significant shift in the financial landscape. Two main issues have been at the epicenter of the crisis: the U.S. housing market and the capitalization of banks. In terms of the housing market, we expect further downside for house prices as inventory levels have yet to bottom and tighter lending standards are continuing to hold back potential buyers. In terms of the financial sector, policy makers are doing their best to help banks repair balance sheets. We expect investors to wait for a turnaround in these two areas before seeking risk again.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

We believe that the decline in growth prospects in the U.S. has been fully discounted, and that the focus is shifting from problems in the U.S. economy to those in Europe and Asia. The Fund may therefore take an increased exposure in Europe at the expense of the U.S.

Credit Suisse Global Fixed Income Management Team

Joanne Gilbert
Kam T. Poon
Bryan Wallace

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Fixed income investing entails credit risks and interest rate risks. Typically, when interest rates rise, the market value of fixed income securities generally declines and the share price of the Fund can fall.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Global Fixed Income Fund1 Common Class shares,
Advisor Class shares and the Barclays CapitalTM
Global Aggregate Bond Index3 for Ten Years.

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Global Fixed Income Fund1 Class A shares2
and the Barclays CapitalTM Global Aggregate Bond Index3,6
from Inception (11/30/01).

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the Credit Suisse Global Fixed Income Fund1 Class C shares2 and the Barclays CapitalTM Global Aggregate Bond Index3,7 from Inception (04/29/05).

Average Annual Returns as of September 30, 20081

	1 Year	5 Years	10 Years	Since Inception
Common Class[4]	0.74%	3.81%	5.18%	6.44%
Advisor Class[5]	0.69%	3.77%	4.89%	5.05%
Class A Without Sales Charge	0.39%	3.55%	—	5.35%
Class A With Maximum Sales Charge	(4.33)%	2.55%	—	4.59%
Class C Without CDSC	(0.37)%	—	—	0.80%
Class C With CDSC	(1.32)%	—	—	0.80%

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

Average Annual Returns as of October 31, 20081

	1 Year	5 Years	10 Years	Since Inception
Common Class[4]	(6.29)%	2.66%	4.60%	6.06%
Advisor Class[5]	(6.34)%	2.63%	4.31%	4.52%
Class A Without Sales Charge	(6.63)%	2.40%	—	4.41%
Class A With Maximum Sales Charge	(11.04)%	1.41%	—	3.67%
Class C Without CDSC	(7.25)%	—	—	(0.86)%
Class C With CDSC	(8.14)%	—	—	(0.86)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratios are 1.74% for Common Class shares, 1.75% for Adviser Class shares, 2.00% for Class A shares, and 2.75% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.95% for Common Class shares, 0.95% for Adviser Class shares, 1.20% for Class A shares, and 1.95% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was -11.04%. Total return for the Fund's Class C shares for the reporting period, based on offering price (including maximum contingent deferred sales charge of 1.00%), was -8.14%.

3  The Barclays Capital(TM) Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital Inc., including the U.S. Aggregate Bond Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index. Investors cannot invest directly in an index.

4  Inception date 11/1/1990.

5  Inception date 8/12/1996.

6  Performance for the benchmark is not available for the period beginning November 30, 2001(commencement of operations). For that reason, performance is shown for the period beginning December 1, 2001.

7  Performance for the benchmark is not available for the period beginning April 29, 2005 (commencement of operations). For that reason, performance is shown for the period beginning May 1, 2005.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2008.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2008

Actual Fund Return	Common Class	Advisor Class	Class A	Class C
Beginning Account Value 5/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/08	$886.50	$886.10	$884.40	$881.70
Expenses Paid per $1,000*	$4.50	$4.50	$5.68	$9.22
Hypothetical 5% Fund Return
Beginning Account Value 5/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/08	$1,020.36	$1,020.36	$1,019.10	$1,015.33
Expenses Paid per $1,000*	$4.82	$4.82	$6.09	$9.88
	Common Class	Advisor Class	Class A	Class C
Annualized Expense Ratios*	0.95%	0.95%	1.20%	1.95%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Global Fixed Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2008 (unaudited)

Credit Quality Breakdown*

Ratings S&P
AAA	49.9%
AA	19.7%
A	17.6%
BBB	6.8%
BB	0.1%
B	1.3%
CCC	0.1%
NR	4.2%
Subtotal	99.7%
Short-Term Investments	0.3%
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Global Fixed Income Fund
Schedule of Investments
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS (96.6%)
Australia (2.5%)
Sovereign (2.5%)
1,710	AUD	Queensland Treasury Corp., Series 15G, Global Government Guaranteed Notes	(AAA, Aaa)	10/14/15	6.000	$1,152,288
TOTAL AUSTRALIA						1,152,288
Austria (3.5%)
Banks (3.5%)
160,000	JPY	Osterreichische Kontrollbank AG, Global Government Guaranteed Notes	(AAA, NR)	03/22/10	1.800	1,651,028
TOTAL AUSTRIA						1,651,028
Belgium (7.8%)
Sovereign (7.8%)
1,420	EUR	Kingdom of Belgium	(AA+, Aa1)	03/28/09	3.750	1,805,335
1,350	EUR	Kingdom of Belgium	(AA+, Aa1)	03/28/28	5.500	1,821,189
TOTAL BELGIUM						3,626,524
Bermuda (0.2%)
Insurance (0.2%)
130	USD	Everest Reinsurance Holdings, Notes	(A-, A3)	10/15/14	5.400	100,345
TOTAL BERMUDA						100,345
Canada (5.3%)
Mining (0.7%)
300	EUR	Xstrata Canada Financial Corp., Series EMTN, Company Guaranteed Notes	(BBB+, Baa2)	05/27/11	5.875	327,092
Pipelines (0.1%)
75	USD	TransCanada PipeLines, Ltd., Yankee Bonds	(A-, A3)	01/15/15	4.875	61,386
Regional (Province) (1.8%)
1,000	CAD	Province of Quebec Canada, Series EMTN, Unsubordinated Notes	(A+, Aa2)	02/04/13	4.375	838,131
Sovereign (2.7%)
1,500	CAD	Government of Canada	(AAA, Aaa)	09/01/09	4.250	1,256,948
TOTAL CANADA						2,483,557
Denmark (0.7%)
Oil & Gas (0.7%)
300	EUR	Dong Energy AS, Senior Unsecured Notes	(BBB+, Baa1)	06/29/12	3.500	346,832
TOTAL DENMARK						346,832
France (1.3%)
Banks (0.5%)
200	EUR	Cie de Financement Foncier	(AAA, Aaa)	02/11/11	3.875	252,431
Diversified Telecommunication Services (0.3%)
100	EUR	SFR SA	(NR, NR)	07/18/12	3.375	119,867

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
France
Electric (0.1%)
50	EUR	Electricite de France, Series EMTN, Senior Unsecured Notes	(AA-, Aa1)	05/29/20	5.375	$60,818
Engineering & Construction (0.4%)
150	EUR	Bouygues SA, Euro-zone Senior Unsecured Notes	(A-, NR)	07/03/15	6.125	185,525
TOTAL FRANCE						618,641
Germany (13.9%)
Banks (5.5%)
120,000	JPY	Kreditanstalt fuer Wiederaufbau, Global Government Guaranteed Notes	(AAA, Aaa)	02/16/26	2.050	1,140,824
140,000	JPY	Landwirtschaftliche Rentenbank, Series EMTN, Unsubordinated Notes	(AAA, Aaa)	04/25/13	1.375	1,438,807
						2,579,631
Diversified Financials (0.1%)
50	EUR	Volkswagen Leasing GmbH, Series EMTN, Company Guaranteed Notes	(A-, A3)	10/18/12	4.875	57,185
Sovereign (8.3%)
410	EUR	Bundesschatzanweisungen	(AAA, Aaa)	03/13/09	3.750	521,985
1,060	EUR	Federal Republic of Germany	(AAA, Aaa)	07/04/10	5.250	1,399,597
1,500	EUR	Federal Republic of Germany	(AAA, Aaa)	07/04/16	4.000	1,923,434
						3,845,016
TOTAL GERMANY						6,481,832
Ireland (1.0%)
Diversified Financials (1.0%)
500	EUR	GE Capital European Funding, Series EMTN, Company Guaranteed Notes	(AAA, Aaa)	10/27/16	4.125	480,722
TOTAL IRELAND						480,722
Italy (0.8%)
Banks (0.8%)
100	EUR	Intesa Sanpaolo SpA	(AA-, Aa2)	04/28/11	5.000	128,258
200	EUR	UniCredit SpA	(A+, Aa3)	02/12/13	4.875	248,247
TOTAL ITALY						376,505
Japan (3.6%)
Sovereign (3.6%)
190,000	JPY	Development Bank of Japan, Global Government Guaranteed Notes	(AA, Aa1)	06/20/23	1.050	1,682,693
TOTAL JAPAN						1,682,693

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
Luxembourg (1.8%)
Diversified Financials (0.3%)
100	EUR	John Deere Bank SA, Series EMTN, Company Guaranteed Notes	(A, A2)	06/23/11	6.000	$131,136
Sovereign (0.5%)
200	EUR	ITW Finance Europe SA, Euro-zone Company Guaranteed Notes	(AA-, Aa3)	10/01/14	5.250	225,800
Telecommunications Equipment (1.0%)
149	EUR	SES Global, Company Guaranteed Notes	(BBB, Baa2)	11/19/08	4.500	188,757
250	EUR	SES Global, Series EMTN, Company Guaranteed Notes	(BBB, Baa2)	03/15/11	4.000	301,725
						490,482
TOTAL LUXEMBOURG						847,418
Malaysia (0.7%)
Oil & Gas (0.7%)
320	USD	Petroliam Nasional Berhad, Rule 144A, Bonds‡	(A-, A1)	08/15/15	7.750	301,146
TOTAL MALAYSIA						301,146
Netherlands (4.4%)
Banks (1.5%)
500	CAD	Bank Nederlandse Gemeenten NV, Senior Unsubordinated Notes	(AAA, Aaa)	03/07/25	5.150	367,204
300	EUR	ING Bank NV,Series EMTN, Subordinated Notes#	(AA-, Aa3)	05/29/23	6.125	323,293
						690,497
Beverages (0.1%)
50	EUR	Diageo Capital BV	(A-, A3)	07/01/13	5.500	62,774
Chemicals (0.4%)
150	EUR	Linde Finance BV, Series EMTN, Company Guaranteed Notes	(BBB+, Baa1)	04/24/12	4.375	181,841
Electric (0.1%)
50	EUR	E.ON International Finance BV, Euro-zone Company Guaranteed Notes	(A, A2)	09/08/15	5.250	60,936
Insurance (1.6%)
100	EUR	Allianz Finance II BV	(AA, Aa3)	03/06/13	5.000	128,341
550	EUR	Allianz Finance II BV, Euro-zone Company Guaranteed Notes	(AA, Aa3)	11/23/16	4.000	595,774
						724,115
Sovereign (0.6%)
200	EUR	Government of the Netherlands	(NR, Aaa)	07/15/12	5.000	266,513

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
Netherlands
Telecommunications (0.1%)
50	EUR	Koninklijke KPN NV, Series EMTN, Notes	(BBB+, Baa2)	11/13/12	5.000	$58,825
TOTAL NETHERLANDS						2,045,501
Norway (4.0%)
Diversified Financials (4.0%)
180,000	JPY	Eksportfinans ASA, Global Bonds	(AA+, Aaa)	06/21/10	1.800	1,860,891
TOTAL NORWAY						1,860,891
Spain (1.3%)
Banks (1.3%)
500	EUR	Banco Santander SA	(NR, Aaa)	02/06/14	3.500	597,970
TOTAL SPAIN						597,970
Sweden (0.6%)
Banks (0.3%)
100	EUR	Nordea Bank AB, Subordinated Notes, Series EMTN#	(A+, Aa2)	09/10/18	6.250	122,419
Telecommunications Equipment (0.3%)
150	EUR	Telefonaktiebolaget LM Ericsson, Series EMTN, Notes	(BBB+, Baa1)	06/27/17	5.375	154,367
TOTAL SWEDEN						276,786
United Kingdom (11.7%)
Agriculture (0.1%)
50	EUR	BAT International Finance PLC, Series EMTN, Company Guaranteed Notes	(BBB+, Baa1)	03/12/15	5.875	57,839
Banks (1.2%)
500	EUR	Bank of Scotland PLC, Series EMTN, Covered Notes	(AAA, Aaa)	07/13/16	4.375	572,486
Consumer/Commercial/Lease Financing (0.3%)
250	USD	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31)‡	(B, B1)	08/01/15	8.625	158,750
Diversified Telecommunication Services (0.3%)
100	EUR	Vodafone Group PLC, Series EMTN, Senior Unsecured Notes	(A-, Baa1)	06/18/10	5.875	126,536
Electric (0.4%)
150	EUR	Scottish & Southern Energy PLC, Series EMTN, Senior Unsecured Notes	(A, A2)	07/29/13	6.125	197,749
Food (0.3%)
100	EUR	Tesco PLC, Series EMTN, Senior Unsecured Notes	(A-, A3)	09/12/16	5.875	123,893

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United Kingdom
Gas (0.1%)
50	EUR	National Grid Gas PLC, Series EMTN, Senior Unsecured Notes	(A-, A3)	05/14/13	5.125	$64,361
Mining (0.3%)
100	EUR	Anglo American Capital PLC, Series EMTN, Company Guaranteed Notes	(A-, A2)	04/17/15	5.875	118,194
Pharmaceuticals (0.1%)
50	EUR	AstraZeneca PLC, Series EMTN, Senior Unsubordinated Notes	(AA-, A1)	11/12/10	4.625	63,040
Sovereign (8.3%)
1,525	GBP	UK Treasury Bonds	(AAA, Aaa)	03/07/12	5.000	2,570,832
800	GBP	UK Treasury Bonds	(AAA, Aaa)	03/07/25	5.000	1,306,548
						3,877,380
Water Utilities (0.3%)
100	EUR	Severn Trent PLC	(A, A2)	03/11/16	5.250	115,360
TOTAL UNITED KINGDOM						5,475,588
United States (31.5%)
Agriculture (0.5%)
200	EUR	Cargill, Inc.	(A, A2)	04/29/13	4.375	219,452
Automobile Manufacturers (1.8%)
710	USD	DaimlerChrysler North America Holding Corp., Global Company Guaranteed Notes	(A-, A3)	03/15/11	5.875	579,791
200	EUR	DaimlerChrysler North America Holding Corp., Series EMTN, Company Guaranteed Notes	(A-, A3)	03/16/10	4.375	241,232
						821,023
Banks (0.5%)
410	USD	USB Capital IX, Company Guaranteed Notes (Callable 04/15/11 @ $100.00)#	(A+, A1)	03/29/49	6.189	213,301
Diversified Financials (4.0%)
215	USD	American Express Co., Notes (Callable 09/01/16 @ $100.00)#	(A-, Baa1)	09/01/66	6.800	119,846
215	USD	Ameriprise Financial, Inc., Senior Unsecured Notes	(A, A3)	11/15/10	5.350	197,910
260	USD	BAE Systems Holdings, Inc., Rule 144A, Notes‡	(BBB+, Baa2)	08/15/10	4.750	258,979
15	USD	Capital Auto Receivables Asset Trust	(AAA, Aaa)	10/15/09	5.030	14,588
110	USD	GMAC LLC, Global Senior Unsecured Notes	(B-, Caa1)	05/15/09	5.625	93,291

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Diversified Financials
60	USD	GMAC LLC, Senior Unsecured Notes	(B-, Caa1)	12/01/14	6.750	$30,331
200	USD	HSBC Finance Capital Trust IX, Notes (Callable 11/30/15 @ $100.00)#	(A, A1)	11/30/35	5.911	109,383
50	EUR	International Business Machines Corp., Series EMTN	(A+, A1)	01/30/14	6.625	63,989
160	USD	John Deere Capital Corp., Series MTN, Notes	(A, A2)	07/25/11	5.650	158,074
236	USD	Residential Capital LLC, Rule 144A, Secured Notes (Callable 05/15/10 @ $104.81)‡	(CC, Ca)	05/15/15	9.625	60,180
30	USD	Residential Capital LLC, Rule 144A, Senior Secured Notes‡	(CCC-, Ca)	05/15/10	8.500	14,700
230	USD	The Goldman Sachs Group, Inc. Global Senior Unsecured Notes	(AA-, Aa3)	01/15/15	5.125	191,109
995	USD	Wachovia Capital Trust III, Bank Guaranteed Notes (Callable 03/15/11 @ $100.00)#	(A-, A3)	03/15/42	5.800	532,572
						1,844,952
Electric (0.3%)
130	USD	PacifiCorp, First Mortgage Notes	(A-, A3)	11/15/11	6.900	129,497
Healthcare Services (0.6%)
265	USD	WellPoint, Inc., Global Unsecured Notes	(A-, Baa1)	01/15/11	5.000	261,437
Insurance (5.5%)
275	USD	American International Group, Inc., Global Senior Unsecured Notes	(A-, A3)	05/15/13	4.250	102,813
290	USD	Berkshire Hathaway Finance Corp., Global Company Guaranteed Notes	(AAA, Aaa)	01/15/10	4.125	290,872
200,000	JPY	GE Financial Assurance Holdings, Inc., Global Notes	(A, A2)	06/20/11	1.600	1,233,403
500	USD	Merna Reinsurance, Ltd., Series A, Senior Notes#	(NR, Aa2)	07/07/10	4.412	464,700
500	USD	Merna Reinsurance, Ltd., Series B, Secured Notes#	(NR, A2)	07/07/10	5.512	473,000
						2,564,788
Lodging (0.2%)
200	USD	Inn of the Mountain Gods Resort & Casino, Global Senior Secured Notes (Callable 12/11/08 @ $103.00)	(B, B3)	11/15/10	12.000	89,000
Media (0.5%)
310	USD	Time Warner, Inc., Company Guaranteed Notes	(BBB+, Baa2)	11/15/16	5.875	248,478

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Mortgage Backed Securities (12.8%)
454	USD	Fannie Mae Pool #685200	(AAA, Aaa)	03/01/18	5.000	$448,048
1,254	USD	Fannie Mae Pool #735661#	(AAA, Aaa)	12/01/17	5.500	1,258,978
1,180	USD	Fannie Mae Pool #831730	(AAA, Aaa)	09/01/36	6.500	1,196,889
1,657	USD	Fannie Mae Pool #848193#	(AAA, Aaa)	11/01/35	5.500	1,620,534
1,246	USD	Fannie Mae Pool #976845#	(AAA, Aaa)	11/01/20	4.500	1,197,660
162	USD	Federal Home Loan Pool #1J0867#	(AAA, Aaa)	01/01/38	5.134	163,419
98	USD	Wachovia Auto Owner Trust, Series 2006-A, Class A3	(AAA, Aaa)	02/22/11	5.350	98,205
						5,983,733
Oil & Gas (1.3%)
175	USD	Enterprise Products Operating LP, Series B, Global Senior Notes	(BBB-, Baa3)	10/15/34	6.650	121,321
235	USD	Hess Corp., Senior Unsecured Notes	(BBB-, Baa2)	08/15/31	7.300	188,286
200	USD	Pemex Project Funding Master Trust, Rule 144A, Company Guaranteed Notes‡#	(BBB+, Baa1)	06/15/10	4.119	188,500
155	USD	XTO Energy, Inc., Notes	(BBB, Baa2)	06/30/15	5.300	127,021
						625,128
Pharmaceuticals (0.6%)
300	USD	Bristol-Myers Squibb Co., Notes	(A+, A2)	08/15/13	5.250	292,624
Retail (0.2%)
140	USD	The Home Depot, Inc., Global Senior Unsecured Notes	(BBB+, Baa1)	03/01/16	5.400	107,476
Telecommunications Equipment (2.3%)
385	USD	AT&T, Inc., Global Notes	(A, A2)	09/15/34	6.150	296,007
250	USD	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 12/11/08 @ $105.06)	(B, B2)	06/15/13	10.125	222,500
315	USD	Embarq Corp., Notes	(BBB-, Baa3)	06/01/16	7.082	242,879
40	USD	Sprint Capital Corp., Global Company Guaranteed Notes	(BB, Baa3)	03/15/32	8.750	26,248
335	USD	Verizon Communications, Inc., Global Senior Notes	(A, A3)	02/15/16	5.550	292,713
						1,080,347
Whole Loan CMOS (0.4%)
204	USD	USAA Auto Owner Trust, Series 2006-2, Class A3	(AAA, Aaa)	09/15/10	5.320	204,041
TOTAL UNITED STATES						14,685,277
TOTAL BONDS (Cost $50,143,624)						45,091,544

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Schedule of Investments (continued)
October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
SHORT-TERM INVESTMENT (0.3%)
147	State Street Bank and Trust Co. Euro Time Deposit (Cost $147,000)		11/03/08	0.010	$147,000
TOTAL INVESTMENTS AT VALUE (96.9%) (Cost $50,290,624)					45,238,544
OTHER ASSETS IN EXCESS OF LIABILITIES (3.1%)					1,459,818
NET ASSETS (100.0%)					$46,698,362

INVESTMENT ABBREVIATIONS

EMTN = Euro Medium Term Note

MTN = Medium Term Note

NR=Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $982,255 or 2.1% of net assets.

#  Variable rate obligations — The interest rate is the rate as of October 31, 2008.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro Currency

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Statement of Assets and Liabilities
October 31, 2008

Assets
Investments at value (Cost $50,290,624) (Note 2)	$45,238,544
Cash	932
Foreign currency at value (cost $290,297)	279,052
Unrealized appreciation on forward currency contracts (Note 2)	1,840,763
Interest receivable	622,448
Receivable for fund shares sold	227,158
Cash segregated at brokers for futures contracts	65,000
Prepaid expenses and other assets	38,083
Total Assets	48,311,980
Liabilities
Advisory fee payable (Note 3)	1,100
Administrative services fee payable (Note 3)	13,279
Shareholder servicing/Distribution fee payable (Note 3)	1,542
Unrealized depreciation on forward currency contracts (Note 2)	1,181,268
Payable for fund shares redeemed	229,964
Payable for investments purchased	63,071
Variation margin payable (Note 2)	31,836
Directors' fee payable	6,286
Other accrued expenses payable	85,272
Total Liabilities	1,613,618
Net Assets
Capital stock, $.001 par value (Note 6)	5,139
Paid-in capital (Note 6)	58,630,737
Undistributed net investment income	1,258,128
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(8,715,295)
Net unrealized depreciation from investments, futures contracts and foreign currency translations	(4,480,347)
Net Assets	$46,698,362
Common Shares
Net assets	$42,034,020
Shares outstanding	4,625,251
Net asset value, offering price, and redemption price per share	$9.09
Advisor Shares
Net assets	$11,179
Shares outstanding	1,128
Net asset value, offering price, and redemption price per share	$9.91
A Shares
Net assets	$3,986,338
Shares outstanding	438,896
Net asset value and redemption price per share	$9.08
Maximum offering price per share (net asset value/(1-4.75%))	$9.53
C Shares
Net assets	$666,825
Shares outstanding	73,512
Net asset value and offering price per share	$9.07

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Statement of Operations
For the Year Ended October 31, 2008

Investment Income (Note 2)
Interest	$2,504,634
Securities lending	12,653
Total investment income	2,517,287
Expenses
Investment advisory fees (Note 3)	576,450
Administrative services fees (Note 3)	85,890
Shareholder servicing/Distribution fees (Note 3)
Class A	12,455
Class C	6,650
Transfer agent fees (Note 3)	123,185
Registration fees	50,593
Printing fees (Note 3)	49,178
Audit and tax fees	33,781
Custodian fees	30,988
Legal fees	27,445
Directors' fees	13,255
Insurance expense	1,606
Commitment fees (Note 4)	850
Interest expense (Note 4)	304
Miscellaneous expense	11,000
Total expenses	1,023,630
Less: fees waived (Note 3)	(456,897)
Net expenses	566,733
Net investment income	1,950,554
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized gain from investments	2,697,217
Net realized gain from futures contracts	436,378
Net realized gain from foreign currency transactions	432,980
Net change in unrealized appreciation (depreciation) from investments	(8,938,507)
Net change in unrealized appreciation (depreciation) from futures contracts	(29,532)
Net change in unrealized appreciation (depreciation) from foreign currency translations	408,554
Net realized and unrealized loss from investments, futures contracts and foreign currency related items	(4,992,910)
Net decrease in net assets resulting from operations	$(3,042,356)

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
From Operations
Net investment income	$1,950,554	$2,403,946
Net realized gain from investments, futures contracts and foreign currency transactions	3,566,575	1,606,406
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	(8,559,485)	925,579
Net increase (decrease) in net assets resulting from operations	(3,042,356)	4,935,931
From Dividends
Dividends from net investment income
Common Class shares	(3,107,933)	(1,722,759)
Advisor Class shares	(629)	(261)
Class A shares	(269,944)	(125,716)
Class C shares	(33,311)	(10,639)
Net decrease in net assets resulting from dividends	(3,411,817)	(1,859,375)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	19,269,864	11,695,372
Reinvestment of dividends	3,178,844	1,610,304
Net asset value of shares redeemed	(32,215,272)	(42,071,542)
Net decrease in net assets from capital share transactions	(9,766,564)	(28,765,866)
Net decrease in net assets	(16,220,737)	(25,689,310)
Net Assets
Beginning of year	62,919,099	88,608,409
End of year	$46,698,362	$62,919,099
Undistributed net investment income (loss)	$1,258,128	$(559,004)

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$10.27	$9.79	$9.58	$10.42	$10.59
INVESTMENT OPERATIONS
Net investment income[1]	0.35	0.33	0.30	0.27	0.27
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.95)	0.40	0.11	(0.34)	0.70
Total from investment operations	(0.60)	0.73	0.41	(0.07)	0.97
LESS DIVIDENDS
Dividends from net investment income	(0.58)	(0.25)	(0.20)	(0.77)	(1.14)
Net asset value, end of year	$9.09	$10.27	$9.79	$9.58	$10.42
Total return[2]	(6.29)%	7.57%	4.38%	(1.07)%	9.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$42,034	$57,151	$81,638	$114,697	$128,816
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	3.42%	3.37%	3.07%	2.66%	2.67%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.79%	0.70%	0.66%	0.64%	0.70%
Portfolio turnover rate	62%	138%	79%	230%	224%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$11.16	$10.61	$10.37	$11.21	$11.32
INVESTMENT OPERATIONS
Net investment income[1]	0.38	0.36	0.32	0.29	0.29
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(1.05)	0.44	0.12	(0.36)	0.74
Total from investment operations	(0.67)	0.80	0.44	(0.07)	1.03
LESS DIVIDENDS
Dividends from net investment income	(0.58)	(0.25)	(0.20)	(0.77)	(1.14)
Net asset value, end of year	$9.91	$11.16	$10.61	$10.37	$11.21
Total return[2]	(6.34)%	7.55%	4.33%	(0.99)%	9.54%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$11	$12	$11	$11	$11
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	3.42%	3.38%	3.07%	2.66%	2.67%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.80%	0.70%	0.66%	0.64%	0.70%
Portfolio turnover rate	62%	138%	79%	230%	224%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$10.27	$9.78	$9.57	$10.41	$10.58
INVESTMENT OPERATIONS
Net investment income[1]	0.33	0.31	0.27	0.23	0.24
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.96)	0.40	0.12	(0.33)	0.70
Total from investment operations	(0.63)	0.71	0.39	(0.10)	0.94
LESS DIVIDENDS
Dividends from net investment income	(0.56)	(0.22)	(0.18)	(0.74)	(1.11)
Net asset value, end of year	$9.08	$10.27	$9.78	$9.57	$10.41
Total return[2]	(6.63)%	7.42%	4.13%	(1.32)%	9.37%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$3,986	$5,120	$6,188	$15,788	$5,667
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	3.17%	3.13%	2.82%	2.41%	2.42%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.80%	0.70%	0.66%	0.64%	0.70%
Portfolio turnover rate	62%	138%	79%	230%	224%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,			For the Period Ended
	2008	2007	2006	October 31, 2005[1]
Per share data
Net asset value, beginning of period	$10.25	$9.77	$9.57	$10.12
INVESTMENT OPERATIONS
Net investment income[2]	0.24	0.23	0.20	0.07
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.94)	0.40	0.11	(0.57)
Total from investment operations	(0.70)	0.63	0.31	(0.50)
LESS DIVIDENDS
Dividends from net investment income	(0.48)	(0.15)	(0.11)	(0.05)
Net asset value, end of period	$9.07	$10.25	$9.77	$9.57
Total return[3]	(7.25)%	6.53%	3.27%	(4.93)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$667	$637	$772	$745
Ratio of expenses to average net assets	1.95%	1.95%	1.95%	1.93%[4]
Ratio of net investment income to average net assets	2.42%	2.38%	2.07%	1.37%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.80%	0.70%	0.66%	0.64%[4]
Portfolio turnover rate	62%	138%	79%	230%

1  For the period April 29, 2005 (inception date) through October 31, 2005.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements
October 31, 2008

Note 1. Organization

Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 6, 1990.

The Fund is authorized to offer four classes of shares: Common Class shares, Advisor Class shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses, which reflect the differences in the range of services provided to them. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Effective December 12, 2001, the Advisor Class closed to new investments. Although no further Advisor Class shares can be purchased, shareholders can redeem their shares through any available methods. Class A shares are sold subject to a front-end sales charge of 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities'

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

contract settlement date or an offsetting position is entered into. At October 31, 2008, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Open Forward Foreign Currency Contracts with Unrealized Appreciation
JPY	95,680,000	AUD	1,300,000	12/17/08	$949,253	$1,069,596	$120,343
JPY	94,981,320	EUR	700,000	12/17/08	937,254	1,018,439	81,185
JPY	109,036,200	EUR	780,000	12/17/08	1,081,762	1,204,821	123,059
JPY	95,000,000	USD	962,318	12/17/08	962,318	967,724	5,406
JPY	115,000,000	USD	1,151,497	12/17/08	1,151,497	1,171,455	19,958
JPY	41,749,513	USD	393,233	12/17/08	393,233	425,285	32,052
JPY	57,000,000	USD	541,071	12/17/08	541,071	580,634	39,563
JPY	170,000,000	USD	1,625,455	12/17/08	1,625,455	1,731,717	106,262
USD	544,000	GBP	312,244	12/17/08	(544,000)	(503,231)	40,769
USD	872,756	AUD	1,108,895	12/17/08	(872,756)	(728,721)	144,035
USD	1,322,800	AUD	1,600,000	12/17/08	(1,322,800)	(1,051,455)	271,345
USD	1,448,590	CAD	1,554,685	12/17/08	(1,448,590)	(1,278,547)	170,043
USD	923,191	EUR	720,000	12/17/08	(923,191)	(911,673)	11,518
USD	790,080	EUR	600,000	12/17/08	(790,080)	(759,727)	30,353
USD	1,080,450	EUR	750,000	12/17/08	(1,080,450)	(949,659)	130,791
USD	1,837,312	EUR	1,265,000	12/17/08	(1,837,312)	(1,601,760)	235,552
USD	1,651,275	GBP	900,000	12/17/08	(1,651,275)	(1,450,495)	200,780
USD	1,103,037	SEK	8,000,000	12/17/08	(1,103,037)	(1,025,288)	77,749
Total							$1,840,763
Open Forward Foreign Currency Contracts with Unrealized Depreciation
AUD	1,400,000	EUR	799,018	12/17/08	1,111,530	1,019,826	(91,704)
AUD	1,400,000	JPY	105,122,780	12/17/08	999,600	848,783	(150,817)
DKK	1,845,251	USD	343,177	12/17/08	343,177	313,417	(29,760)
EUR	800,000	JPY	110,544,000	12/17/08	1,079,919	966,825	(113,094)
EUR	750,000	USD	1,077,806	12/17/08	1,077,806	949,659	(128,147)
EUR	750,000	USD	1,068,093	12/17/08	1,068,093	949,659	(118,434)
EUR	790,000	USD	1,074,139	12/17/08	1,074,139	1,000,308	(73,831)
EUR	950,000	USD	1,274,092	12/17/08	1,274,092	1,202,901	(71,191)
EUR	500,000	USD	701,220	12/17/08	701,220	633,106	(68,114)
EUR	720,000	USD	948,240	12/17/08	948,240	911,673	(36,567)
GBP	212,726	JPY	40,000,000	12/17/08	372,399	307,779	(64,620)
NOK	802,318	USD	136,935	12/17/08	136,935	118,791	(18,144)
SEK	8,000,000	EUR	822,453	12/17/08	1,147,324	1,131,212	(16,112)
SEK	2,579,793	USD	375,764	12/17/08	375,764	330,629	(45,135)
USD	1,092,688	JPY	115,000,000	12/17/08	(1,092,688)	(1,171,455)	(78,767)
USD	940,501	JPY	95,000,000	12/17/08	(940,501)	(967,724)	(27,223)
USD	1,000,000	JPY	100,706,300	12/17/08	(1,000,000)	(1,025,851)	(25,851)
USD	893,034	JPY	90,000,000	12/17/08	(893,034)	(916,791)	(23,757)
Total							$(1,181,268)

Currency Abbreviations:

AUD - Australian Dollar

DKK - Danish Krone

EUR - Euro Currency

GBP - British Pound

JPY - Japanese Yen

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

I) TBA PURCHASE COMMITMENTS — The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

J) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At October 31, 2008, the Fund had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
FUTURES
U.K. Long Gilt 10 Year Futures	14	12/29/08	$2,527,438	$2,517,434	$(10,004)
U.S. Treasury 10 Year Notes Futures	3	12/19/08	345,214	339,234	(5,980)
U.S. Treasury 5 Year Notes Futures	12	12/31/08	1,341,108	1,359,094	17,986
U.S. Treasury 2 Year Notes Futures	4	12/31/08	848,380	859,313	10,933
U.S. Treasury 20 Year Bonds Futures	8	12/19/08	934,884	905,000	(29,884)
			$5,997,024	$5,980,075	$(16,949)

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

K) OPTIONS — The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. At October 31, 2008, the Fund had no outstanding options contracts.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

L) SWAPS — The Fund may enter into index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At October 31, 2008, the Fund had no outstanding swap contracts.

M) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from the securities lending activities. During the year ended October 31, 2008, total earnings from the Fund's

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

investment in cash collateral received in connection with securities lending arrangements was $76,458, of which $60,629 was rebated to borrowers (brokers). The Fund retained $12,653 in income from the cash collateral investment, and SSB, as lending agent, was paid $3,176. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

N) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 2. Significant Accounting Policies

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended October 31, 2008, investment advisory fees earned and voluntarily waived were $576,450 and $456,897, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2008. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse U.K.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2008, co-administrative services fees earned by CSAMSI were $51,881.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $34,009.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets of the Class A shares and Class C shares, respectively. Common Class shares and Advisor Class shares are not subject to distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from Credit Suisse.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse is then reimbursed by the Fund. For the year ended October 31, 2008, the Fund reimbursed Credit Suisse $68,675, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2008, CSAMSI and its affiliates advised the Fund that it retained $224 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2008, Merrill was paid $37,550 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility , which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2008, the fund had no borrowing under the Credit Facility. During the year ended October 31, 2008, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$1,226,500	1.497%	$1,270,000

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investment Securities	U.S. Government/ Agency Obligations
Purchases	$34,869,009	$14,489,529
Sales	32,879,556	16,049,477

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 6. Capital Share Transactions

The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as Common Class shares, five hundred million shares are classified as Advisor Class shares, one billion as Class A shares and five hundred million as Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Common Class
	For the Year Ended October 31, 2008		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	1,719,756	$17,600,339	1,059,254	$10,472,467
Shares issued in reinvestment of dividends	300,273	3,008,516	155,898	1,532,731
Shares redeemed	(2,957,189)	(29,918,511)	(3,993,020)	(39,282,926)
Net decrease	(937,160)	$(9,309,656)	(2,777,868)	$(27,277,728)
	Advisor Class
	For the Year Ended October 31, 2008		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends	58	$629	25	$261
Net increase	58	$629	25	$261
	Class A
	For the Year Ended October 31, 2008		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	128,628	$1,306,450	111,816	$1,098,392
Shares issued in reinvestment of dividends	16,295	163,009	7,741	76,077
Shares redeemed	(204,588)	(2,041,512)	(253,697)	(2,496,986)
Net decrease	(59,665)	$(572,053)	(134,140)	$(1,322,517)
	Class C
	For the Year Ended October 31, 2008		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	35,974	$363,075	12,720	$124,513
Shares issued in reinvestment of dividends	670	6,690	125	1,235
Shares redeemed	(25,205)	(255,249)	(29,742)	(291,630)
Net increase (decrease)	11,439	$114,516	(16,897)	$(165,882)

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 6. Capital Share Transactions

On October 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	4	56%
Advisor Class	1	99%
Class A	2	54%
Class C	3	63%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2008 and 2007, respectively, by the Fund were as follows:

Ordinary Income
2008	2007
$3,411,817	$1,859,375

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, unused capital loss carryforwards, straddle deferrals, and mark to market of forwards and futures contracts. At October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$2,853,021
Accumulated realized loss	(8,718,190)
Unrealized depreciation	(6,072,345)
$(11,937,514)

At October 31, 2008, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2009	2010	2014	2015
$583,222	$6,809,221	$1,108,247	$217,500

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 7. Federal Income Taxes

It is uncertain whether the Fund will be able to realize the benefits of the capital loss carryforward before they expire.

During the tax year ended October 31, 2008, the Fund utilized $244,765 of capital loss carryforward and had $2,815,808 of the capital loss carryforward expire.

At October 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $51,200,310, $1,684,586, ($7,646,352) and ($5,961,766), respectively.

At October 31, 2008, the Fund reclassified $462,587 to accumulated net realized loss from investments and $3,278,395 to undistributed net investment income from paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydowns, foreign currency contracts and expired capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

Credit Suisse Global Fixed Income Fund
Notes to Financial Statements (continued)
October 31, 2008

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Credit Suisse Global Fixed Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Global Fixed Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 29, 2008

Credit Suisse Global Fixed Income Fund
Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Director, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of Epoch Holding Corporation
(an investment management
					and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Director, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Global Fixed Income Fund
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Director, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Directors, Audit Committee Member and Nominating Committee Chairman	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Credit Suisse Global Fixed Income Fund
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse Global Fixed Income Fund
Tax Information Letter
October 31, 2008 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2008, the Fund designates approximately $3,411,817, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during the calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

Credit Suisse Global Fixed Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  GFI-AR-1008

Item 2.           Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2008. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2008.

Item 3.           Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4.           Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2007 and October 31, 2008.

	2007	2008
Audit Fees	$19,955	$25,000
Audit-Related Fees(1)	$3,340	$3,400
Tax Fees(2)	$2,590	$3,255
All Other Fees	—	—
Total	$25,885	$31,655

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,340 for 2007 and $3,400 for 2008).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008.

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	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2007 and October 31, 2008 were $5,930 and $6,655, respectively.

(h) Not Applicable.

Item 5.           Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6.           Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

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Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)                    Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	January 8, 2009

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 8, 2009

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